EXHIBIT 10.96

[* * *].  Certain information in this exhibit has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #1
TO
REVENUE SHARING PURCHASE AGREEMENT (AGREEMENT #001)

This Amendment No. 1 to Revenue Sharing Purchase Agreement (the ”Amendment”) is entered into effective as of December 17, 2003 by and between UTStarcom, Inc., a Delaware corporation (“UTStarcom”), and MultiData, a Honduras Republic corporation (“Purchaser”).

WHEREAS, UTStarcom and Purchaser entered into a Revenue Sharing Purchase Agreement dated as of October 21, 2003 (the ”Agreement” or from now on also named “Agreement #001”); and

WHEREAS, the parties wish to amend Agreement #001, as set forth herein;

NOW THEREFORE, in consideration of the foregoing and upon the mutual agreement of the parties, Agreement #001 is hereby amended as follows:

1.                                       In Exhibit A, page 5 of Agreement #001, Paragraph (c) of Section 12.3 shall be revised to read as follows:

(c)                                  Purchaser assigns in any manner (by operation of law or otherwise) its rights and responsibilities under this Agreement, without the prior written consent of UTStarcom.  Notwithstanding the foregoing, UTStarcom hereby consents to the assignment by Purchaser, within ninety (90) days from the date hereof, of Purchaser’s rights and obligations under this Agreement to [***], a commercial entity that has been created by Purchaser in order to operate Purchaser’s business with the Products ([***] shall hereinafter be referred to as ”Purchaser’s Affiliate”).  Purchaser’s Affiliate shall be partially owned by Purchaser.  Despite the assignment of rights and obligations under this Agreement to Purchaser’s Affiliate, until otherwise agreed Purchaser shall remain liable for the full performance of all obligations hereunder in the event that Purchaser’s Affiliate fails to perform.

2.                                       In Exhibit B, page 9 of Agreement #001, an additional bullet point under the heading “Services” for Phase I shall be added and shall read as follows:

•                  [***]

3.                                       In Exhibit B, page 10 of Agreement #001, an additional bullet point under the heading “Services” for Phase II shall be added and shall read as follows:

•                  [***]

4.                                       In Exhibit B, page 11 of Agreement #001, an additional bullet point under the heading “Services” for Phase III shall be added and shall read as follows:

•                  [***]

5.                                       In Exhibit B, page 11 of Agreement #001, an additional bullet point under the heading “Services” for Phase IV shall be added and shall read as follows:

•                  [***]

6.                                       Section 5.3 of Exhibit E shall be deleted in its entirety.

7.                                       All other provisions of Agreement #001 shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed as of the dates first above written.

UTSTARCOM, INC.		PURCHASER

By:	/s/ Rene Mendez	By:	/s/ Jose Rafael Ferrari

Printed Name:	Rene Mendez	Printed Name:	Jose Rafael Ferrari

Title:	VP of Sales, CA LA	Title:	President